UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2018

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed by PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”) on June 26, 2018, on June 25, 2018, the Company filed with the Secretary of State of Texas, an Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock (the “Preferred Amendment”), which amended the designation of the Company’s Series A Convertible Preferred Stock (the “Designation”) to remove the beneficial ownership restriction contained therein, which previously prevented any holder of Series A Convertible Preferred Stock from converting such Series A Convertible Preferred Stock into shares of common stock of the Company if such conversion would result in the holder thereof holding more than 9.9% of the Company’s then outstanding common stock.

On June 26, 2018, the Preferred Amendment was accepted for filing by, and was officially filed with, the Secretary of State of Texas, effective as of the same date.

Item 8.01 Other Events

On June 29, 2018, the Company announced that the NYSE American (the “Exchange”) had notified the Company that it had regained compliance with the NYSE American continued listing standards.

Moving forward, the Company will be subject to the Exchange’s normal continued listing monitoring. In addition, in the event that the Company is again determined to be noncompliant with any of the Exchange’s continued listing standards within twelve (12) months of the notice, the Exchange will consider the relationship between the Company’s previous noncompliance and such new event of noncompliance and take appropriate action which may include implementing truncated compliance procedures or immediately initiating delisting proceedings.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1
Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock filed with the Secretary of State of Texas on June 26, 2018 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 26, 2018)(File No.: 001-35922)

99.1	Press Release dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: June 29, 2018	By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1
Amendment to Amended and Restated Certificate of Designations of PEDEVCO Corp. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series A Convertible Preferred Stock filed with the Secretary of State of Texas on June 26, 2018 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 26, 2018)(File No.: 001-35922)

99.1	Press Release dated June 29, 2018